UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Americold Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600

Atlanta, Georgia, 30328

(Address of principal executive offices and zip code)

(678) 441-1400

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On December 30, 2020, Americold Realty Trust, a Maryland real estate investment trust (the “Company”), pursuant to that certain Transaction Agreement (the “Transaction Agreement”) by and among the Company, Americold Realty Operating Partnership, L.P. (the “Operating Partnership”), the subsidiaries of the Company and the Operating Partnership set forth on Annex I attached thereto (such subsidiaries, collectively with the Company and the Operating Partnership, the “Buyers”), Agro Merchants Global, L.P., a Cayman Islands exempted limited partnership (“Seller Parent”), Agro Merchants Intermediate Holdings, L.P., a Cayman Islands exempted limited partnership (“Seller Holdings”), the direct and indirect Subsidiaries of Seller Parent set forth on Annex II attached thereto (such subsidiaries, collectively with Seller Parent and Seller Holdings, the “Sellers” and each, a “Seller”) and the direct and indirect Subsidiaries of Seller Parent set forth on Annex III attached thereto (such subsidiaries, collectively, the “Target Companies”). Pursuant to the Transaction Agreement, the Buyers acquired all of the equity interests of the Target Companies held by the Sellers (the “Acquisition”).

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends and supplements Item 9.01 of the original Current Report on Form 8-K filed by the Company on January 6, 2021 (the “Initial Form 8-K”) to provide certain historical financial statements of the Target Companies, and certain pro forma financial information regarding the Company. Any information required to be set forth in the Initial Form 8-K that is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.

The audited consolidated financial statements of the Target Companies as of and for the year ended December 31, 2019, together with the notes thereto and the report of the independent auditor thereon, are filed as Exhibit 99.1 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference.

2.

The condensed consolidated financial statements (unaudited) of the Target Companies as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 are filed as Exhibit 99.2 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

1.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2020 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2019, and for the nine months ended September 30, 2020, each giving effect to the Acquisition and adjustments described in such unaudited pro forma condensed consolidated financial statements, are filed as Exhibit 99.3 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditor of the Target Companies

99.1	Consolidated Financial Statements of the Target Companies

99.2	Condensed Consolidated Financial Statements (Unaudited) of the Target Companies

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2021

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President